                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY



The undersigned, Textron Inc. ("Textron") a Delaware corporation, and the undersigned directors and officers of Textron, do hereby constitute and appoint Wayne W. Juchatz, Arnold M. Friedman, Michael D. Cahn and Ann T. Willaman, and each of them, with full powers of substitution, their true and lawful attorneys and agents to do or cause to be done any and all acts and things and to execute and deliver any and all instruments and documents which said attorneys and agents, or any of them, may deem necessary or advisable in order to enable Textron to comply with the Securities and Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Textron's Annual Report on Form 10-K for the fiscal year ended January 1, 2000, including specifically, but without limitation, power and authority to sign the names of the undersigned directors and officers in the capacities indicated below and to sign the names of such officers on behalf of Textron to such Annual Report filed with the Securities and Exchange Commission, to any and all amendments to such Annual Report, to any instruments or documents or other writings in which the original or copies thereof are to be filed as a part of or in connection with such Annual Report or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission; and each of the undersigned hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done hereunder and such attorneys and agents, and each of them, shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, Textron has caused this Power of Attorney to be executed and delivered in its name and on its behalf by the undersigned duly authorized officer and its corporate seal affixed, and each of the undersigned has signed his or her name thereto, on this 23rd day of February, 2000.

                                  TEXTRON INC.


                                  By:   s/Lewis B. Campbell
                                        --------------------------------------
                                          Lewis B. Campbell
                                          Chairman and Chief Executive Officer

ATTEST:


s/Frederick K. Butler
----------------------------
Frederick K. Butler
Vice President and Secretary
s/Lewis B. Campbell                             s/Brian H. Rowe
-----------------------------                   -------------------------------
Lewis B. Campbell                               Brian H. Rowe
Chairman and Chief Executive                    Director
Officer, Director


s/John A. Janitz                                s/Sam F. Segnar
-----------------------------                   -------------------------------
John A. Janitz                                  Sam F. Segnar
President and Chief Operating                   Director
Officer, Director

s/H. Jesse Arnelle
-----------------------------                   -------------------------------
H. Jesse Arnelle                                Jean Head Sisco
Director                                        Director


s/Teresa Beck                                   s/Martin D. Walker
-----------------------------                   -------------------------------
Teresa Beck                                     Martin D. Walker
Director                                        Director


s/R. Stuart Dickson                             s/Thomas B. Wheeler
-----------------------------                   -------------------------------
R. Stuart Dickson                               Thomas B. Wheeler
Director                                        Director


s/Lawrence K. Fish                              s/Stephen L. Key
-----------------------------                   -------------------------------
Lawrence K. Fish                                Stephen L. Key
Director                                        Executive Vice President
                                                and Chief Financial Officer
                                                (principal financial officer)
s/Joe T. Ford
-----------------------------
Joe T. Ford
Director                                        s/Richard L. Yates
                                                -------------------------------
                                                Richard L. Yates
                                                Vice President and Controller
s/Paul E. Gagne                                 (principal accounting officer)
-----------------------------
Paul E. Gagne
Director


s/John D. Macomber
-----------------------------
John D. Macomber
Director